                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, for use of the commission only (as permitted by rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to section 240.14a-11(c) or section 240.14a-12

                                 SHOPSMITH, INC.
                ------------------------------------------------
                (name of registrant as specified in its charter)


                ------------------------------------------------
     (name of person(s) filing proxy statement if other than the registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per exchange act rules 14a-6(i)(4) and 0-11.

         (1) title of each class of securities to which transaction applies:


             -----------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------

         5)  Total fee paid:

             -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  amount previously paid:

             -----------------------------------------------------------------

         2)  form, schedule or registration statement no.:

             -----------------------------------------------------------------

         3)  filing party:

             -----------------------------------------------------------------

         4)  date filed:

             -----------------------------------------------------------------

================================================================================


                                 SHOPSMITH, INC.
                                 6530 Poe Avenue
                               Dayton, Ohio 45414
                               ==================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 29, 1998

         The Annual Meeting of Shareholders of Shopsmith, Inc. will be held at the offices of the Company, 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 29, 1998 for the following purposes:

         1. To elect three directors to serve for a term of two years.

         2. To approve the appointment of independent public accountants for the Company.

         3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on June 19, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

         WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                         By Order of the Board of Directors


                                         J. Michael Herr
                                         Secretary
Dayton, Ohio
June 25, 1998


================================================================================

================================================================================


                                 SHOPSMITH, INC.



                                 PROXY STATEMENT


                                                                   June 25, 1998
                                                                    Mailing Date

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Shopsmith, Inc., an Ohio corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held at the principal executive offices of the Company, 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 29, 1998.

         The close of business on June 19, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. The Company has one class of shares outstanding, namely Common Shares, of which 2,610,375 were outstanding at the close of business on the record date. Each share entitles the holder thereof to one vote.

         All shares represented by properly executed proxies will be voted in accordance with the shareholder's directions specified on the proxy. Unless otherwise directed by the giver of the proxy, all proxies will be voted for the election of Messrs. John R. Folkerth, J. Michael Herr and Edward A. Nicholson as directors of the Company; in favor of the approval of the appointment of Crowe, Chizek and Company as independent public accountants for the Company; and, at the discretion of the persons acting under the proxy, in the transaction of such other business as may properly come before the meeting and any adjournment thereof. A shareholder signing and returning a proxy has the power to revoke it at any time prior to its exercise by giving notice of revocation to the Company in writing or in open meeting, but without affecting any vote previously taken.

         Abstentions and broker non-votes will be included in the determination of the number of shares represented at the meeting, but will not count as votes in the election of directors.
================================================================================

================================================================================
Abstentions and broker non-votes will have the effect of votes against the proposal to approve the Company's independent public accountants.


                              ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into one class of three directors and one class of four directors. The term of office of each class is two years, and one class is elected at each Annual Meeting. Of the seven Board positions, three make up the Class of 1998 (whose term of office expires at this Annual Meeting) and four make up the Class of 1999.

         At the 1998 Annual Meeting, three directors will be elected to the Class of 2000 and will hold office until the 2000 Annual Meeting of Shareholders. Should any of the nominees for election as members of the Class of 2000 become unavailable for election, the proxies solicited hereby will be voted for a substitute nominee designated by the Board of Directors.

         Set forth below is information with respect to each nominee for election as a director and each director whose term of office continues after the 1998 Annual Meeting.

Class of 2000
-------------

Nominees to be Elected for a Term Expiring in 2000:

         JOHN R. FOLKERTH, 65, is the founder and the President of the Company and has been a director and the Chief Executive Officer of the Company since 1972. Mr. Folkerth has also been Chairman of the Board since 1986.

         J. MICHAEL HERR, 54, has been a director of the Company since 1975 and Secretary since 1985. Mr. Herr has been a member of the law firm of Thompson Hine & Flory LLP, Dayton, Ohio since 1989. Thompson Hine & Flory LLP serves as counsel to the Company.

         EDWARD A. NICHOLSON, 58, has been a director of the Company since 1984. Dr. Nicholson has been the President of Robert Morris College in Coraopolis, Pennsylvania since 1989. From 1987 to 1989, Dr. Nicholson was a Professor and Executive Vice President of Academic and Student Affairs at Lamar University in Beaumont, Texas. From 1980 to 1987, he was Vice Chancellor and a Professor of Business Administration

================================================================================

================================================================================

         and Public and Environmental Affairs at Indiana University - Purdue University at Fort Wayne. Dr. Nicholson is also an independent management consultant.

Class of 1999
-------------

Directors Continuing in Office until 1999:

         ROBERT L. FOLKERTH, 41, has been a director of the Company since November 1994 and its Vice President of Sales and Marketing since 1996. Mr. Folkerth was a Corporate Vice President and Secretary of Digitron, Inc. from 1991 until 1996. Robert L. Folkerth is the son of John R. Folkerth.

         JOHN L. SCHAEFER, 63, has been a director of the Company since 1983. From 1986 until his retirement in 1990, Mr. Schaefer was Vice President of The James River Corporation, a forest products company. Mr. Schaefer was Chairman of the Board and President of The Specialty Papers Company, a manufacturer of flexible packaging material, from 1968 until 1986 when Specialty Papers was acquired by James River.

         BRADY L. SKINNER, 47, has been a director of the Company since 1995. Since January 1997, Mr. Skinner has been associated with the Dayton, Ohio-based accounting firm of Brady, Ware & Schoenfeld, Inc. Mr. Skinner was self-employed as an accountant from June 1996 through December 1996. From 1994 to June 1996, Mr. Skinner was an Audit Partner with the Dayton, Ohio-based accounting firm of Flagel, Huber, Flagel & Co. He was an Audit Partner in the accounting firm of Coopers and Lybrand L.L.P. from 1983 to 1994. He is also President of Ken Anderson Beverage Co.

         RICHARD L. SNELL, 63, has been a director of the Company since 1974. Since 1976, Mr. Snell has been the Chief Executive Officer of Tipp Machine & Tool, Inc., a tool and die manufacturing company located in Tipp City, Ohio. Mr. Snell is also a director of Tipp Machine & Tool, Inc. and a Vice President and director of Automotive Tech, Inc.

         Directors are elected by a plurality of the votes cast. Under the statutes of Ohio, if any shareholder gives notice in writing to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, an announcement of the giving of such notice will be made upon the convening of the meeting and thereupon each shareholder will have the right to cumulate his/her voting power in the election of directors. Under cumulative voting, each shareholder is entitled to give one candidate as many votes as the

================================================================================

================================================================================

number of directors to be elected multiplied by the number of his/her shares, or to distribute his/her votes on the same principle among two or more candidates, as he/she sees fit. In the event that directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees named herein, the holders of the proxies will vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the holders of the proxies may determine.

Information Concerning the Board of Directors
---------------------------------------------

         There are two committees of the Board, an Audit Committee and a Compensation Committee. Messrs. Schaefer, Skinner and Snell serve as members of the Audit Committee, and Messrs. Herr, Nicholson and Schaefer serve as members of the Compensation Committee. Mr. Skinner is Chairman of the Audit Committee, and Mr. Schaefer is Chairman of the Compensation Committee.

         The Audit Committee recommends annually to the Board the engagement of independent public accountants and reviews the scope of and the results of the annual audit. The Committee also reviews and investigates such other matters relative to financial and accounting matters as the Committee deems appropriate.

         The Compensation Committee has the broad responsibility of recommending to the Board a compensation program designed to effectively compensate the officers and key management personnel of the Company in a manner that is internally equitable and externally competitive. The Committee also administers the Company's employee stock option plans and consults with the Chief Executive Officer concerning management succession planning.

         During the fiscal year ended April 4, 1998, there were four meetings of the Board of Directors, three meetings of the Audit Committee, and three meetings of the Compensation Committee. Each director, other than Messrs. Skinner and Snell, attended at least 75% of the meetings of the Board and of the committees, if any, on which he served. Non-employee directors receive a fee of $700 per month for services as a director.


                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         Set forth in the table below is information as of May 5, 1998 with respect to the number of Common Shares of the Company beneficially owned by each director and executive officer of the Company and by all directors and executive officers as a group.

================================================================================

================================================================================

         For purposes of this table, an individual is considered to "beneficially own" any Common Shares (i) over which he exercises sole or shared voting or investment power, or (ii) of which he has the right to acquire beneficial ownership at any time within 60 days after May 5, 1998. Unless otherwise indicated, voting power and investment power is exercised solely by the named individual or individuals in the group or is shared by such individual and his spouse or children.

                                      Number of Shares                Total as a
             Individual or           Beneficially Owned            Percentage of the
                Group                 as of May 5, 1998                Class (a)
            ---------------         ---------------------         -------------------

         William C. Becker (b)       62,905(c)(d)(e)                  2.4%

         John R. Folkerth (b)        598,165 (d)(e)                  22.4%

         Robert L. Folkerth (b)       168,222(d)(e)                   6.3%

         J. Michael Herr                 1,200                        (f)

         Edward A. Nicholson              100                         (f)

         John L. Schaefer              25,257(g)                      (f)

         Brady L. Skinner                5,000                        (f)

         Richard L. Snell              30,507(g)                      1.1%

         Directors and
         Executive Officers
         as a Group
         (8 persons)                891,356(c)(d)                    31.9%

------------------------

         (a) The percentages are calculated on the basis of the number of Common Shares outstanding as of May 5, 1998 plus the number of Common Shares subject to outstanding options exercisable within 60 days thereafter that are held by the individual or group, as the case may be.

         (b) The business address of John R. Folkerth, Robert L. Folkerth and William C. Becker is 6530 Poe Avenue, Dayton, Ohio 45414.



================================================================================

================================================================================


         (c) Includes 150 shares held jointly with a relative of Mr. Becker.

         (d) Includes 34,250, 60,000, 43,334 and 185,098 shares that may be acquired at any time within 60 days after May 5, 1998 by William C. Becker, John
R. Folkerth, Robert L. Folkerth, and by all directors and executive officers as a group, respectively, upon the exercise of options granted under the Company's Stock Option Plans.

         (e) The table includes 14,246, 7,255, 291 and 21,792 shares held in the Company's Savings Plan for the benefit of John R. Folkerth, Robert L. Folkerth, William C. Becker and all directors and executive officers as a group, respectively. The Savings Plan's participants have the right to vote shares held for their accounts, but disposition of the shares is restricted and may be made only in accordance with the terms of the Plan. Information with respect to shares held in the Savings Plan is as of April 4, 1998.

         (f) Less than 1.0%.

         (g) Includes 23,757 shares that may be acquired at any time within 60 days after May 5, 1998 by each of Messrs. Schaefer and Snell under the Company's 1988 Director Option Plan.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Federal securities laws require the Company's directors and officers and persons who own more than 10% of the outstanding Common Shares of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based solely upon the Company's review of the copies of these reports received by it and written representations that no other reports were required to be filed, the Company believes that, during the fiscal year ended April 4, 1998, all filing requirements applicable to its directors, officers and greater than 10% shareholders were met.


                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

         The following table sets forth certain summary information concerning the compensation of John R. Folkerth, Chairman, President and Chief Executive Officer, and William C. Becker, Vice President of Finance and Treasurer, during the last three fiscal years. The table also sets forth certain summary information concerning the compensation of Robert L. Folkerth, Vice President of Sales and Marketing, during the period from the commencement of his employment

================================================================================

================================================================================

with the Company in April 1996 through the remainder of fiscal 1997 and for all of fiscal 1998. The named individuals are the only executive officers of the Company.



                                             SUMMARY COMPENSATION TABLE

                                                                               Long Term
                                                                              Compensation
                                                   Annual Compensation          Awards
                                                   -------------------       -------------

                                                                               Securities         All Other
                                                                              Underlying        Compensation
Name and Principal Position            Year     Salary($)       Bonus($)      Options (#)       ($)(1)(2)(3)
---------------------------            ----     ---------       --------      -----------       ------------


John R. Folkerth, Chairman,            1998     $150,000        $125,000       28,000             $  8,834
 President and Chief Executive
  Officer                              1997      150,000         150,000         -0-                13,250

                                       1996      150,000         100,000         -0-                 6,537



Robert L. Folkerth, Vice               1998       96,332          22,373       22,000                1,353
  President of Sales and
   Marketing                           1997       80,686 (4)      27,688       60,000                  814


William C. Becker, Vice                1998       95,212          22,066       22,000                2,653
  President of Finance and
   Treasurer                           1997       90,870          29,823         -0-                 3,555

                                       1996       87,342          21,710         -0-                 2,922



         (1) Includes, for 1998, 1997 and 1996, respectively, $3,334, $2,250 and
$1,037 representing the Company's 401(k) plan contributions made on behalf of Mr. John R. Folkerth, and $5,500, $11,000 and $5,500 for 1998, 1997 and 1996,
respectively, representing the whole life insurance premiums paid by the Company for insurance benefitting Mr. Folkerth.

         (2) Includes, for 1998, 1997 and 1996, respectively, $1,570, $1,824 and
$1,404 representing the Company's 401(k) plan contributions made on behalf of Mr. Becker, and $1,083, $1,731 and $1,518 for 1998, 1997 and 1996, respectively, representing the whole life insurance premiums paid by the Company for insurance benefitting Mr. Becker.


================================================================================

================================================================================

         (3) Includes $1,353 and $814 representing the Company's 401(k) plan contributions made on behalf of Mr. Robert L. Folkerth in 1998 and 1997, respectively.

         (4) Mr. Robert L. Folkerth joined the Company shortly after the beginning of the 1997 fiscal year. His initial salary was at the annual rate of $88,140.

Stock Options
-------------

         The following table contains information concerning the grant of stock options to the Company's executive officers during the fiscal year ended April 4, 1998. No stock appreciation rights were granted during the fiscal year.


                                              OPTION GRANTS IN LAST FISCAL YEAR

                                                   Individual Grants
                             ----------------------------------------------------------------     Potential Realizable Value at
                              Number of      % of Total                                           Assumed Annual Rates of Stock
                             Securities        Options                                            Price Appreciation for
                             Underlying      Granted to                                                 Option Term
                               Options      Employees in    Exercise Price                        ------------------------------
Name                         Granted (#)     Fiscal Year       ($/Sh)          Expiration Date        5%($)          10%($)
----                         -----------     -----------       ------          ---------------        -----          ------

John R. Folkerth              28,000(1)         20.0%           $3.17              7/29/02          $14,000         $41,160

Robert L. Folkerth            22,000(1)         15.7%           $3.17              7/29/02          $11,000         $32,340

William C. Becker             22,000(1)         15.7%           $2.88              7/29/07          $25,520         $60,060


----------------

         (1) The option is exercisable in three equal annual installments in July 1998, 1999 and 2000. The exercisability of each installment of the option is dependent upon the Company meeting certain pre-tax earnings performance thresholds in the fiscal year last preceding the date upon which the installment first becomes exercisable The Company did not meet the performance standard for this fiscal year ended April 4, 1998 and consequently, one-third of the options granted terminated.

         The following table sets forth information concerning unexercised options held by Messrs. John R. Folkerth, Becker and Robert L. Folkerth as of April 4, 1998. No options were exercised by any of them during the fiscal year ended April 4, 1998.


================================================================================

================================================================================


                                            FISCAL YEAR-END OPTION TABLE


                                   Number of Securities Underlying         Value of Unexercised In-the-
                                Unexercised Options at April 4, 1998       Money Options at April 4, 1998
                                ------------------------------------       ------------------------------

           Name                 Exercisable            Unexercisable          Exercisable       Unexercisable
           ----                 -----------            -------------          -----------       -------------

John R. Folkerth                   60,000                 18,667                $23,600              -0-

Robert L. Folkerth                 43,334                 31,333                $32,867            $12,333

William C. Becker                  34,250                 14,667                $18,880              -0-


                        REPORT OF COMPENSATION COMMITTEE
                        CONCERNING EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is comprised of John L. Schaefer, Chairman, J. Michael Herr and Edward A. Nicholson. The duties of the Compensation Committee include fixing (or making recommendations to the full Board with respect to) the salaries of executive officers, administering the Company's option plans, and making recommendations to the full Board with respect to annual incentive compensation programs.

         The approach of the Compensation Committee to executive compensation during the last several years has been generally to keep base salary levels relatively steady with selective adjustments, and to provide performance-related incentives through cash incentive compensation plans and stock options. The cash incentive compensation plans have been designed so that incentive awards are tied directly to pre-tax earnings. Stock options are also performance-related in that the value of the options is tied to increases in shareholder value which is in turn reflective of performance. Furthermore, as more fully discussed below, most of the stock options granted during the last several years have conditioned exercisability upon achievement of certain earnings thresholds.

         Salaries of executive officers are reviewed annually. Effective as of April 1995, Mr. John R. Folkerth's salary was fixed at $150,000. At its 1996 and 1997 reviews of executive officer salaries, the Compensation Committee continued Mr. Folkerth's salary at the $150,000 level. The salaries of the other executive officers were increased 3.9% at the 1996 review and 5% at the 1997 review. The salary of Robert L. Folkerth was further adjusted in November 1997 in recognition of additional responsibilities assumed by Mr. Folkerth.

================================================================================

================================================================================

         Although, except as noted below, there has been no specific relationship between the salaries of executive officers and the Company's performance, the Compensation Committee and the Board of Directors do consider that performance in setting executive salaries. With specific reference to Mr. John R. Folkerth's salary, the primary factor in fixing his salary has been his historical salary level.

         For each of the fiscal years ended March 30, 1996, April 5, 1997, and April 4, 1998, the Board adopted incentive compensation plans under which cash bonuses could be earned by executive officers and other key employees. The threshold for payment of bonuses for each year was pre-tax earnings of $500,000. Under the terms of the plans, bonuses increase as earnings increase although the relationship is not directly proportional.

         The Compensation Committee has exercised discretionary authority over bonuses payable to Mr. John R. Folkerth for each of the last several fiscal years. After the end of fiscal 1997, the Committee awarded to Mr. Folkerth a bonus of $150,000 for that year. The percentage increase in Mr. Folkerth's total cash compensation from fiscal 1996 to fiscal 1997 approximated the year-to-year percentage increase in the Company's earnings before taxes and extraordinary items. After the end of fiscal 1998, the Committee awarded to Mr. Folkerth a bonus of $125,000 for that year. The percentage decrease in Mr. Folkerth's total cash compensation from fiscal 1997 to fiscal 1998 approximated the year-to-year percentage decrease in the Company's pre-tax earnings.

         The Compensation Committee has made use of stock options as an element of executive compensation. The purchase price under stock options granted by the Committee has been not less than the fair market value of a Common Share of the Company on the date of grant.

         In July 1997, the Compensation Committee awarded options covering a total of 135,000 shares to seven management employees, including an award of 28,000 shares to Mr. John R. Folkerth. The options are exercisable in three equal annual installments in July 1998, 1999 and 2000. Exercisability of each installment of the option is dependent upon the Company meeting certain pre-tax earning performance thresholds in the fiscal year last preceding the date upon which the installment first becomes exercisable. The Company did not meet the performance standard (for fiscal 1998) applicable to exercise of the first installment of the options.

================================================================================

================================================================================

         A separate option award, not involving performance conditions, was made to one other management employee during the fiscal year ended April 4, 1998.


                                                John L. Schaefer, Chairman
                                                J. Michael Herr
                                                Edward A. Nicholson



                         COMPANY STOCK PERFORMANCE GRAPH

         The graph that follows compares the Company's cumulative total return to shareholders for the five-year period ended April 4, 1998 with the Total Return Index for The Nasdaq Stock Market (US Companies) and the Total Return Index for Nasdaq Retail Trade Stocks for such five-year period. The graph assumes that $100 was invested on April 3, 1993 in the Company's Common Shares and in each of the two indexes and that dividends were reinvested.


                                     04/03/93  04/02/94  04/01/95  03/30/96  04/05/97  04/04/98
                                     --------  --------  --------  --------  --------  --------
         Shopsmith Inc.                 100.0      73.7      47.4      71.0     100.0     113.1
         NASDAQ US                      100.0     111.3     123.8     168.1     188.9     286.3
         NASDAQ Retail                  100.0     106.0     103.9     130.2     131.6     196.4

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         At the recommendation of the Audit Committee of the Board of Directors, the full Board has appointed Crowe, Chizek and Company as independent public accountants for the Company for the fiscal year ending April 3, 1999. It is intended that the persons acting under the


================================================================================

================================================================================

accompanying proxy will vote the shares represented thereby in favor of the approval of such appointment.

         It is anticipated that representatives of Crowe, Chizek will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.


                                  OTHER MATTERS

         The Board of Directors does not know of any other matters or business that may be brought before the meeting. If any such other matter or business should properly come before the meeting and any adjournment thereof, it is intended that the persons acting under the accompanying proxy will vote the shares represented thereby at their discretion.

         The cost of preparing, assembling and mailing this Proxy Statement and the accompanying Proxy is to be borne by the Company. The Company may, upon request, reimburse banks, brokerage houses and other institutions for their expenses in forwarding proxy materials to their principals. Proxies may be solicited personally or by telephone by directors, officers and employees of the Company, none of whom will receive additional compensation therefor.


                             SHAREHOLDERS' PROPOSALS

         A proposal by a shareholder that is intended for inclusion in the Company's Proxy Statement and form of Proxy for the 1999 Annual Meeting of Shareholders must be received by the Company at 6530 Poe Avenue, Dayton, Ohio 45414, Attention: Secretary, on or before February 26, 1999 in order to be eligible for inclusion.

Dayton, Ohio
June 25, 1998

================================================================================

                                 SHOPSMITH, INC.
                            PROXY FOR ANNUAL MEETING
                         OF SHAREHOLDERS - JULY 29, 1998
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

     The undersigned hereby appoints John R. Folkerth and Richard L. Snell, and each or either of them, attorneys and proxies, with power of substitution and with all the powers the undersigned would possess if personally present, to vote all of the Common Shares of Shopsmith, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 a.m. on Wednesday, July 29, 1998, at the offices of the Company, 6530 Poe Avenue, Dayton, Ohio, and at any adjournment thereof, as follows:

Election of directors.
     _ FOR all nominees listed below (except as _ WITHHOLD AUTHORITY to vote
         marked to the contrary below)            for all nominees listed below:
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW:
        JOHN R. FOLKERTH        J. MICHAEL HERR       EDWARD A. NICHOLSON

Approval of the appointment of Crowe, Chizek and Company as independent public accountants for the Company.
          _ FOR             _ AGAINST             _ ABSTAIN

The proxies are authorized to vote at their discretion upon such other business as may properly come before the meeting.
                 (Continued and to be signed on the other side)

                              FOLD AND DETACH HERE

                         (Continued from the other side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                   Date_______________________________, 1998

                                   --------------------------------------

                                   --------------------------------------
                                   Signature(s) of Shareholder(s)
                                   Please sign as name(s) appear at left.
                                   Executors, trustees, etc. should indicate the capacity in which they sign.


SHOPSMITH , INC.
C/o Corporate Trust Services
Mail Drop 1090F5
38 Fountain Square Plaza
Cincinnati, OH 45263